Exhibit 99.34



                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with Respect to the North Valley Bancorp Quarterly Report on Form 10-Q
                       for the Quarter ended June 30, 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: August 13, 2002               /s/ MICHAEL J. CUSHMAN
                                       ---------------------------
                                       Michael J. Cushman
                                       President and Chief
                                       Executive Officer




Dated: August 13, 2002               /s/ EDWARD J. CZAJKA
                                       ---------------------------
                                       Edward J. Czajka
                                       Executive Vice President
                                       and Chief Financial Officer